ING MAYFLOWER TRUST	ING SERIES FUND, INC.

ING MUTUAL FUNDS	ING Alternative Beta Fund ING Global Target Payment Fund

Supplement dated November 18, 2011

to the Current Funds’ Prospectuses for the

above-named Trusts/Companies (“Registrants”)

Effective July 1, 2011, the current Prospectuses for the Registrants/Funds are amended as follows:

1.	The table entitled “Classes of Shares - Choosing A Share Class – Class A” is hereby modified to replace the line item “Contingent Deferred Sales Charge” with the following:

Contingent Deferred Sales Charge	None (except that with respect to purchases of $1 million or more for which the initial sales charge was waived, a charge of 1.00% applies to redemptions made within 18 months)[1]

2.	The following is added as a footnote to the table entitled “Classes of Shares – Choosing A Share Class”:

1

There is no front-end sales charge if you purchase Class A shares in an amount of $1 million or more. However, effective July 1, 2011, shares purchased will be subject to a 1.00% CDSC if they are redeemed within 18 months of purchase. For investments made prior to July 1, 2011, shareholders will be subject to the same CDSC schedule that was in place at the time of purchase.

3.	The section entitled “Sales Charges – Contingent Deferred Sales Charges (“CDSCs”) – Class A Shares” of each Prospectus is hereby deleted in its entirety and replaced with the following:

Contingent Deferred Sales Charges (“CDSCs”) – Class A Shares

Investments of $1 million or More. There is no front-end sales charge if you purchase Class A shares in an amount of $1 million or more. However, effective July 1, 2011, shares purchased will be subject to a 1.00% CDSC if they are redeemed within 18 months of purchase. For investments made prior to July 1, 2011, shareholders will be subject to the same CDSC schedule that was in place at the time of purchase.

This Supplement supersedes the supplement filed on June 30, 2011.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE